INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT, made and entered into as of this _____ day of ______________, 2001 ("Agreement"), by and between Immucor, Inc., a Georgia corporation (the "Corporation"), and ("Indemnitee").

         WHEREAS, the Board of Directors of the Corporation (the "Board") has determined that the ability to attract and retain highly competent persons as directors, officers, or in other capacities is in the best interests of the Corporation's shareholders and that such persons should be assured that they will have protection in the future; and

         WHEREAS, it is reasonable, prudent and necessary for the Corporation to obligate itself contractually to indemnify such persons to the fullest extent permitted by applicable law, so that such persons will serve or continue to serve the Corporation free from undue concern that they will not be adequately indemnified; and

         WHEREAS, this Agreement is a supplement to and in furtherance of any rights granted under the Articles of Incorporation of the Corporation or the By-Laws of the Corporation and any resolutions adopted pursuant thereto shall not be deemed to be a substitute therefor nor to diminish or abrogate any rights of Indemnitee thereunder, and

         NOW, THEREFORE, in consideration of Indemnitee's service to the Corporation, the premises and the covenants contained herein, the Corporation and Indemnitee do hereby covenant and agree as follows:

Section 1.        Definitions.  For purposes of this Agreement:

(a) "Corporate Status" means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

(b) "Disinterested Director" shall have the meaning given such term by Section 850 of the Georgia Business Corporation Code (the "GBCC").

(c) "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

(d)  "Proceeding"  means any  threatened  or pending  claim,  action,  suit,  or
proceeding,   whether   civil,   criminal,   administrative,   arbitrative,   or
investigative and whether formal or informal.

Section 2. Indemnification - General. The Corporation shall indemnify, and advance Expenses to, Indemnitee as provided in this Agreement to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

Section 3. Indemnification for Proceedings. The Corporation shall indemnify the Indemnitee against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any Proceeding if the Indemnitee is a party to the Proceeding because of his Corporate Status, provided that the Indemnitee conducted himself in good faith, and (a) the Indemnitee reasonably believed: (i) in the case of conduct in his official capacity, that such conduct was in the best interests of the Corporation; (ii) in all other cases, that such conduct was at least not opposed to the best interests of the Corporation; and (b) in the case of any criminal proceeding, the Indemnitee had no reasonable cause to believe such conduct was unlawful. Notwithstanding the foregoing, no indemnification shall be made in connection with any Proceeding with respect to conduct for which he was adjudged liable on the basis that he improperly received personal benefit, whether or not involving action in his professional capacity, or if applicable law prohibits such indemnification.

Section 4. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

Section 5. Advancement of Expenses. The Corporation shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding to which he is a party by reason of his Corporate Status, within twenty days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall include a written affirmation of his good faith belief that he has met all relevant standards of conduct set forth in Section 3 shall be accompanied by reasonable evidence of the Expenses incurred by Indemnitee, and shall include or be preceded or accompanied by an undertaking in the form prescribed by Section 853(a)(2) of the GBCC, by or on behalf of Indemnitee, to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

Section 6. Limitations. Notwithstanding anything to the contrary contained in this Agreement, the Corporation shall have no obligation under this Agreement to make any payment to Indemnitee with respect to Expenses, judgments, penalties, fines and amounts paid in settlement: (a) on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or the similar provisions of any other applicable law; (b) on account of any claim against Indemnitee arising out of the trading of the Corporation stock while possessing material non-public information, whether pursuant to the Insider Trading Sanctions Act of 1984 or otherwise; (c) if a final judgment or other final adjudication by a court having jurisdiction in the matter shall determine that such indemnity is not lawful; (d) in respect to remuneration paid to Indemnitee if a final judgment or other final adjudication by a court having jurisdiction in the matter shall determine that such remuneration was not lawful; (e) for any appropriation, in violation of his duties, of any business opportunity of the Corporation; (f) for acts or omissions which involve intentional misconduct or a knowing violation of law; (g) for unlawful distributions as set forth in GBCC
Section 14-2-832 (or any successor provision); (h) for any transaction from which he received an improper personal benefit.; or (i) with respect to any Proceeding, or any claim therein, brought or made by Indemnitee against the Corporation.

Section 7.        Non-Exclusivity, Survival of Rights, Insurance, Subrogation.

(a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation or the By-Laws of the Corporation, any agreement, a vote of shareholders for a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

(b) In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

(c) The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

Section 8. Duration of Agreement; Assignment. This Agreement shall continue until and terminate upon the later of: (a) five years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Corporation; or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder . This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators. Any purported assignment of this Agreement or any of the rights or obligations hereunder by Indemnitee shall be void. In addition to the rights granted to Indemnitee under this Agreement, Indemnitee shall also have the benefit of any indemnification more favorable to a director of the Corporation granted in a contract of indemnification to any current member of the Board of Directors of the Corporation.

Section 9. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) that is not itself invalid, illegal or unenforceable shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 10. Counterparts. This Agreement may be executed in one or more counterparts, including counterparts signed and delivered by fax, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

Section 11. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

Section 12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 13.       Notification and Defense of Claims.

(a) Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereto is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof. The failure so to notify the Corporation will not relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee so notifies the Corporation: (i) the Corporation will be entitled to participate therein at its own expense; and (ii) except as otherwise provided below, to the extent that it may wish, the Corporation may assume the defense thereof.

(b) After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement or otherwise for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel of his choosing in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless
(i) the employment of counsel by Indemnitee has been authorized in writing by the Corporation, (ii) the Corporation and Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall have failed or refused to employ counsel to assume the defense of such action, in each of which cases the reasonable fees and expenses of Indemnitee's counsel shall be paid by the Corporation.

(c) The Corporation shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending action, suit or proceeding without its prior written consent. The Corporation shall not settle any such action, suit or proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's prior written consent. Neither the Corporation nor Indemnitee will unreasonably withhold his or its consent to any proposed settlement.

Section 14. Securities and Exchange Commission. Indemnitee acknowledges that the Securities and Exchange Commission ("SEC") has expressed its opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933 (the "Act") is against public policy and therefore unenforceable. Indemnitee hereby agrees that it will not be a breach of this Agreement for the Corporation to agree with the SEC in connection with the registration for sale of any stock or other securities of the Corporation from time to time that, in the event that a claim for indemnification against such liabilities (other than the payment by the Corporation of expenses incurred or paid by a director or officer of the Corporation in the successful defense of any action, suit or proceeding) is asserted in connection with such stock or other securities being registered, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

Section 15. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (a), if to Indemnitee, to the address designated by Indemnitee for such purpose set forth under his signature, and (b), if to the Corporation, to:

                                  Immucor, Inc.
                                                   P.O. Box 5625
                               3130 Gateway Drive
                             Norcross, GA 30091-5625

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

Section 16. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia.

Section 17. Approval by Board of Directors. The obligations of the Corporation under this Agreement shall become effective upon the approval of the terms and conditions of this Agreement by the board of directors of the Corporation.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                  IMMUCOR, INC.                        INDEMNITEE:


         By:
       Edward L. Gallup,
                  Chief Executive Officer

                                                       Address for notice:






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